EXHIBIT 99.2
                              INVESTMENT AGREEMENT

     THIS AGREEMENT dated as of January 25, 2000, between STERLING FINANCIAL CORPORATION ("STERLING") and HANOVER BANCORP, INC. ("HANOVER BANCORP"),

                                   WITNESSETH:

     WHEREAS, Sterling and Hanover Bancorp have, simultaneously with executing this Agreement, entered into an Agreement and Plan of Merger dated as of the date hereof (the "Plan"); and

     WHEREAS, as a condition to Sterling's entry into the Plan and in consideration of such entry, Hanover Bancorp has agreed to issue to Sterling, on the terms and conditions set forth herein, options entitling Sterling to purchase up to an aggregate of 772,955 shares (the "Shares") of Hanover Bancorp's common stock, par value $0.83 per share ("Hanover Bancorp Common Stock");

     NOW, THEREFORE, in consideration of the execution of the Plan and the agreements herein contained, Sterling and Hanover Bancorp, intending to be legally bound hereby, agree as follows:

     1. Concurrently with the execution of the Plan and this Agreement, Hanover Bancorp shall issue to Sterling an option or options in the form of Attachment A hereto (the "Option", which term as used herein shall include any options issued upon transfer or exchange of the original Option or pursuant to Paragraph 4 of this Agreement) to purchase up to 772,955 shares of Hanover Bancorp Common Stock. Each Option shall be exercisable at a price per share of $14.00, subject to adjustment as therein provided (the "Exercise Price"). So long as the Option is outstanding and unexercised, Hanover Bancorp shall at all times maintain and reserve, free from preemptive rights, such number of authorized but unissued or treasury shares of Hanover Bancorp Common Stock as may be necessary so that the Option may be exercised without additional authorization of Hanover Bancorp Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Hanover Bancorp Common Stock at the time outstanding. Hanover Bancorp represents and warrants that it has duly authorized the issuance of the Shares upon exercise of the Option and covenants that the Shares issued upon exercise of the Option shall be duly authorized, validly issued and fully paid and nonassessable and subject to no preemptive rights. The Option and the Shares are hereinafter collectively referred to, from time to time, as the "Securities".

     So long as the Option is owned by Sterling, in no event shall Sterling exercise the Option for a number of shares of Hanover Bancorp Common Stock which, when added to the number of shares of Hanover Bancorp Common Stock owned or controlled by Sterling (otherwise than in a fiduciary capacity) would result in Sterling owning or controlling (otherwise than in a fiduciary capacity) more than 19.9 percent of the shares of Hanover Bancorp Common Stock issued and outstanding immediately after giving effect to such exercise.

     2. Subject to the terms and conditions hereof, Sterling may exercise or sell the Option, in whole or in part, upon: (i) the failure of Hanover Bancorp's shareholders to approve the Plan at a meeting called for such purpose after the announcement by a qualified and financially capable person (other than Sterling) of a bona fide written offer to acquire 20 percent or more of Hanover Bancorp Common Stock, or to acquire, merge or consolidate with Hanover Bancorp or to purchase or acquire all or substantially all of Hanover Bancorp's assets; (ii) the acquisition by any person (other than Sterling) of beneficial ownership of 20 percent or more of Hanover Bancorp Common Stock exclusive of shares of Hanover Bancorp Common Stock sold directly or indirectly to such person by Sterling; (iii) any person (other than Sterling) shall have commenced a tender or exchange offer, or shall have filed an application with an appropriate bank regulatory authority with respect to a publicly announced offer, to purchase or acquire securities of Hanover Bancorp such that, upon consummation of such offer, such person would own, control or have the right to acquire 20 percent or more of Hanover Bancorp Common Stock (before giving effect to any exercise of the Option); or (iv) Hanover Bancorp shall have entered into an agreement with a person (other than Sterling) for such person to acquire, merge or consolidate with Hanover Bancorp or to purchase or acquire all or substantially all of Hanover Bancorp's assets. Sterling's right to exercise the Option shall terminate and be of no further effect, except as to notices of exercise given prior thereto, upon termination of the Option as provided in Paragraph 10 thereof. As used in this Paragraph 2, "person" and "beneficial ownership" shall have the same meanings as in the Option. Notwithstanding the foregoing, Hanover Bancorp shall not be obligated to issue Shares upon exercise of the Option (i) in the absence of any required governmental or regulatory approval or consent necessary for Hanover Bancorp to issue the Shares or for Sterling to exercise the Option or prior to the expiration or termination of any waiting period required by law or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Shares. Any sale of the Option, in whole or in part, or any of the Shares by Sterling, other than a sale to a majority-owned subsidiary of Sterling, shall be subject to the right of first refusal of Hanover Bancorp (or any assignee or assignees of Hanover Bancorp the identity of whom or which prior to the date thereof has been given to Sterling) at a price equal to the written offer price which Sterling receives from a third party (other than a majority-owned subsidiary of Sterling) and intends to accept. The right of first refusal shall terminate 20 days after notice of Sterling's intention to sell has been delivered to Hanover Bancorp. If an offer is made for a consideration which in whole or in part consists of other than cash, the value of the non-cash portion of the consideration shall be determined by a recognized investment banking firm selected jointly by Sterling and Hanover Bancorp, and such determination shall in no event be made later than the fifth day after notice of Sterling's intention to sell has been delivered to Hanover Bancorp. In the event of the failure or refusal of Hanover Bancorp to purchase the Option or all the Shares covered by Sterling's notice to sell, Sterling may, within 30 days from the date of such notice, unless additional time is needed to give notification to or to obtain approval from any governmental or regulatory authority and, if so required, within five days after the date on which the required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period with respect thereto has passed, sell all, but not less than all, of the portion of the Option or such Shares covered by such notice to such proposed transferee at no less than the price specified and on terms no more favorable to the buyer than those set forth in the notice.

     3. Subject to applicable regulatory restrictions, from and after the date on which any event described in the second paragraph of this Paragraph 3 occurs, the Holder as defined in the Option (which shall include a former Holder) who has exercised the Option in whole or in part shall have the right to require Hanover Bancorp to redeem some or all of the Shares at a redemption price per share (the "Redemption Price") equal to the highest of: (i) one hundred and fifteen percent (115 %) of the Exercise Price in the case of an event under subsection (i) of the second paragraph of this Paragraph 3 occurs or one hundred twenty-five percent (125%) of the Exercise Price in the case of an event under subsection (ii) of the second paragraph of this Paragraph 3 occurs; (ii) the highest price paid or agreed to be paid for any share of Hanover Bancorp Common Stock by an Acquiring Person (as defined in the Option) during the twelve months immediately preceding the date notice of the election to require redemption is given by the Holder under the third paragraph of this Paragraph 3 (as appropriately adjusted to reflect any of the events described in Paragraph 7(A) of the Option); and (iii) in the event of a sale of all or substantially all of Hanover Bancorp's assets, (x) the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Hanover Bancorp as determined by a recognized investment banking firm selected by such Holder, divided by (y) the number of shares of Hanover Bancorp Common Stock then outstanding. If the price paid consists in whole or in part of the securities or assets other than cash, the value of such securities or assets shall be their then current market value as determined by a recognized investment banking firm selected by the Holder. The Holder's right to require Hanover Bancorp to redeem some or all of the Shares under this Paragraph 3 shall expire on the close of business on the 180th day following the occurrence of any event described in the second paragraph of this Paragraph 3.

     The redemption rights provided in this Paragraph 3 shall become exercisable upon the occurrence of any of the following events: (i) the acquisition by any person (other than Sterling or any subsidiary of Sterling) of beneficial ownership of 20 percent or more of the Hanover Bancorp Common Stock (before giving effect to any exercise of the Option) exclusive of shares of Hanover Bancorp Common Stock sold directly or indirectly to such person by Sterling or
(ii) a transaction of the type specified in Paragraph 2(iv)shall have been consummated. As used in this Paragraph 3 "person" and "beneficial ownership" shall have the same meanings as in the Option.

     The Holder may exercise its right to require Hanover Bancorp to redeem some or all of the Shares pursuant to this Paragraph 3 by surrendering for such purpose to Hanover Bancorp, at its principal office within the time period specified in the preceding paragraph, a certificate or certificates representing the number of Shares to be redeemed accompanied by a written notice stating that it elects to require Hanover Bancorp to redeem all or a specified number of such Shares in accordance with the provisions of this Paragraph 3. As promptly as practicable, and in any event within ten business days after the surrender of such certificates and the receipt of such notice relating thereto, Hanover Bancorp shall deliver or cause to be delivered to the Holder the Redemption Price multiplied by the number of Shares that the Holder is requiring Hanover Bancorp to redeem which it is not then prohibited under applicable law or regulation from redeeming, and, if the Holder has given Hanover Bancorp notice that less than the full number of Shares evidenced by the surrendered certificate or certificates are to be redeemed, a new certificate or certificates, of like tenor, for the number of Shares evidenced by such surrendered certificate or certificates, less the number of Shares redeemed. To the extent that Hanover Bancorp is prohibited under applicable law or regulation, or by judicial or administrative action, from redeeming all of the Shares as to which the Holder has given notice to redeem hereunder, Hanover Bancorp shall immediately notify the Holder and thereafter deliver or cause to be delivered to the Holder the applicable Redemption Price for such number of the Shares as it is not prohibited from redeeming within ten business days after the date on which Hanover Bancorp is no longer so prohibited; provided, however, that at the option of Sterling, at any time after receipt of such notice from Hanover Bancorp, Hanover Bancorp shall deliver to the Holder a certificate for such number of the Shares as it is then prohibited from redeeming, or, at the Holder's option, all the Shares, and Hanover Bancorp shall have no further obligation to redeem such Shares.

     4. In the event that Hanover Bancorp issues any additional Shares of Hanover Bancorp Common Stock pursuant to outstanding stock options after the date of this Agreement, Hanover Bancorp shall issue additional options to Sterling, such that, after such issuance, the number of Shares of Hanover Bancorp Common Stock subject to all options hereunder, together with any shares of Hanover Bancorp Common Stock previously issued pursuant hereto, equals 19.9 percent of the shares of Hanover Bancorp Common Stock then issued and outstanding. Such additional options shall be identical to the Option.

     5. Hanover Bancorp will not enter into any transaction described in (a),
(b) or (c) of Paragraph 6(A) of the Option unless the Acquiror (as defined in the Option) assumes in writing, in form and substance satisfactory to the Holder, all the obligations of Hanover Bancorp hereunder.

     6. This Agreement shall not be assignable by Sterling except to any direct or indirect subsidiary, affiliate or successor of Sterling.

     7. Without limiting the foregoing or any remedies available to Sterling, it is specifically acknowledged that Sterling would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any person subject to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers and their corporate seals to be hereunto affixed, all as of the day and year first above written.

[CORPORATE SEAL]

ATTEST:                                        HANOVER BANCORP, INC.



By: /s/ Thomas J.  Paholsky                    By: /s/ Terrence L.  Hormel
    ---------------------------------              -----------------------
        Thomas J. Paholsky, Secretary                   Terrence L. Hormel
                                                        Title: Chairman of Board


                                               By: /s/ Bradley Scovill
                                                   ----------------------------
                                                       J. Bradley Scovill
                                                       Title: President and CEO



[CORPORATE SEAL]

ATTEST:                                        STERLING FINANCIAL
                                               CORPORATION


By: /s/ Ronald L.  Bowman                      By: /s/ John E.  Stefan
    ---------------------                          ---------------------
                                                       John E. Stefan
                                                       President and CEO